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                                                                    EXHIBIT 10.1

MERRILL LYNCH PROFESSIONAL CLEARING CORP.
101 HUDSON STREET
JERSEY CITY, NEW JERSEY, 07302

                         STANDARD OPTION AGREEMENT AND
                        OPTION ACCOUNT INFORMATION SHEET
                           INDIVIDUAL & JOINT ACCOUNT

                                                      Account No. ___________

This form supplements other information obtained from you for purposes of approving your options transactions - no options transactions will be allowed prior to such approval.

1.   Customer Name   HULL TRADING COMPANY L.L.C.     Date of Birth
                   -------------------------------                 ------------
2.   Address 311 SOUTH WACKER DRIVE/SUITE 1400 CHICAGO, IL 60606
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3.   Employer _________________________________________________________________

4.   Occupation _____________________________ Position ________________________

5.   Marital Status _________________________ No. of Dependents _______________

6.   Estimated Net Worth ____________________ Estimated Liquid Net Worth ______

7.   (    ) Investment Real Estate
     (    ) Cash
     (    ) Securities
     (    ) Other(describe) ___________________________________________________

8.   Estimated Annual Income ____________________ Spouses Income ______________

9 Past Investment Experiences (specify size, frequency of transactions, type of transactions and years of experience):

     A. Options _______________________________________________________________
     B. Stocks/Bonds __________________________________________________________
     C. Commodities____________________________________________________________
     D. Other (specify)________________________________________________________

10.  Investment Objectives (Number in order of Priority):
     (    )Income        (    )Trading Profits    (    )Speculation

11. Date combined Disclosure Document and Special Statement for Uncovered Option Writers Furnished _________________________________________________

12.  Types of Option Trading-Anticipated
     (    )Buy Calls     (    )Buy Puts     (    )Spreads
     (    )Write Calls   (    )Write Puts   (    )Combination (straddles, etc.)
     (    )Covered       (    )Covered
     (    )Uncovered     (    )Uncovered

13.  Types of Transactions for Which Account is Approved:
     (    )Level 1 -- writing covered listed call options
     (    )Level 2 -- level 1, plus buying listed puts and calls
     (    )Level 3 -- level 1 and level 2, plus spreading listed options;
           buying straddles and combinations; writing puts.
     (    )Level 4 -- level 1, level 2, and level 3, plus all other types of transactions (listed and OTC) selling of uncovered call options including variable (ratio) hedging, straddles and combinations.

14. Is an investment advisory, counselor, attorney or any other person with authority, phoning in instructions for his account?
     (    ) Yes     (    ) No      (If Yes, the next line must be completed)

     Name and address of authorized party:   TYPE OF POWER
                                             (    ) Limited
                                             (    ) General
15.  If customer refuses to give any background information requested,
     check here (    ).
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                           STANDARD OPTION AGREEMENT
                        INDIVIDUAL AND JOIN ACCOUNTS ONLY

Gentlemen:

In connection with any transaction executed by you on my behalf for the purchase and sale of put and call options, I agree as follows:

1. All transactions shall be subject to the constitution, rules, regulations, customs, and usages or the exchange of the exchange, or market and its clearing house, if any, where executed. I further agree that I will not, either alone or in concert with others, violate the position or exercise limits which the Exchanges or marketplace where executed, may establish from time to time as set forth in the booklet "Characteristics and Risks or Standardized Options."

2.   In the case of options sold or written by me in a cash account:

     (a) With respect to a call option which if exercised against me will require the delivery of securities sold, I will keep such securities in my account with you until the expiration of the option period, and will not sell or withdraw such securities. If the option is exercised, you may deliver such securities to the purchaser without previous notice to me.

     (b) With respect to any put option which if exercised against me will require payment for securities purchased, I will keep in my account sufficient funds from such payment until the expiration of the option period, and will not withdraw such funds or utilized them for any purpose . If the option is exercised you may use such funds for the purchase of such securities without previous notice to me.

3. Any securities and funds held by you in any account of mine with you shall be held by you as security from the performance by me of my obligations to you under this agreement.

4.   As option transactions involve a high degree of risk, I understand that:

     (a) I should not purchase an option unless I am able to sustain a total loss of the premium and transaction costs, and I should not write a call option unless I either own the underlying security (or a security convertible, exchangeable, or exercisable into such underlying security) or am able to sustain substantial financial losses, and that I should not write a put option unless I am able to sustain substantial financial losses.

     (b) I may not be able to close a position in the event that a secondary market in the option ceases to exist or the listing exchange restricts or suspends trading in the option.

5. I have been advised of and agree to abide by your policies and federal regulations regarding margining of options and related transactions.

6. I agree to advise you of any changes in my financial situation and needs, experience, or investment objectives.

7. In case of my insolvency, death or attachment of my property, you may, with respect to any pending options, take such steps as you consider necessary to protect yourself against loss.

8. Any agreement by me with you, whether previously or hereafter made applicable to any account of mine with you shall also apply to such option transactions except to the extent which it conflicts with this agreement. In the event of a conflict, this agreement shall control, and where this is no conflict, each provision of each agreement shall apply.

9. I(we) have received and read the booklet entitled "Characteristics and Risks of Standardized Options", the Special Statement for Uncovered Option Writers, the Equity Flex Option Disclosure Document, and the Merrill Lynch Professional Clearing Corp. ("MLPCC") allocation disclosure statement and am aware of the special risks attendant to option trading. The statements contained on this form are accurate.

10. I have reviewed the background and financial information contained on the reverse side of this agreement and verify that it accurately reflects the information which I furnished your company. I have also reviewed my approval level of trading online 13 and it is consistent with my investment objectives as well as the degree of risk I am willing to assume in relation to options trading.

11. In the case of an option scheduled to expire, the notification must be given to MLPCC before 5:00 P.M. New York time on the business day prior to the expiration date. If I fail to notify you to exercise an option my account(s), you may exercise buy are not obligated to exercise for my account only those options in the money in an around sufficient for them to be exercised by the Options Clearing Corporation.

12. Regarding any margin transactions I may make and supplementing the terms and conditions of your margin agreement, in the event I do not meet your margin calls promptly, you are authorized in your sole discretion, and without notification to me, to take any and all steps necessary to protect yourselves in connection with put or call transactions made for my account, including without limitation to the right to buy or sell short, or short exempt, for my account and risk any part or all of the shares represented by options endorsed by you for my account, or to buy, sell or exercise (including but not limited to exercising a long option(s) hedging short position(s) for my account and risk any puts or calls as you may deem necessary to fully protect yourselves. Any and all losses and expenses incurred by you in this contract will be reimbursed by me.

13.  AGREEMENT TO ARBITRATE CONTROVERSIES

     - ARBITRATION IS FINAL AND BINDING
     - THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL.
     - PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEDURES, THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED
     - THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

     HAVE AGREED THAT ALL CONTROVERSIES WHICH MAY ARISE BETWEEN US, OR BETWEEN ME AND THE ORGANIZATION THAT HAS INTRODUCED MY ACCOUNT CARRIED BY YOU, INCLUDING BUT NOT LIMITED TO THOSE INVOLVING ANY TRANSACTION OR THE CONSTRUCTION, PERFORMANCE, OR BREACH OF THIS OR ANY OTHER AGREEMENT BETWEEN US, WHETHER ENTERED INTO PRIOR, ON OR SUBSEQUENT TO THE DATE HEREOF, SHALL BE DETERMINED BY ARBITRATION. ANY ARBITRATION UNDER THIS AGREEMENT SHALL
     BE CONDUCTED ONLY BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., OR ARBITRATION FACILITY PROVIDED BY ANY OTHER EXCHANGE, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE MUNICIPAL SECURITIES RULEMAKING BOARD, AND IN ACCORDANCE WITH ITS ARBITRATION RULES THEN IN FORCE. I/WE MAY ELECT IN THE FIRST INSTANCE WHETHER ARBITRATION SHALL BE CONDUCTED BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., OTHER EXCHANGES, THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE MUNICIPAL SECURITIES RULEMAKING BOARD, BUT IF I/WE/FAIL TO MAKE SUCH ELECTION, BY REGISTERED LETTER OR TELEGRAM ADDRESSED TO YOU AT THE OFFICE WHERE I MAINTAIN MY ACCOUNT, BEFORE THE EXPIRATION OF FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM YOU TO MAKE SUCH ELECTION, THEN YOU MAY MAKE SUCH
     ELECTION JUDGMENT UPON THE AWARD OF ARBITRATORS MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

     NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION, OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:
          i.     THE CLASS CERTIFICATION IS DENIED; OR
          ii.    THE CLASS IS DECERTIFIED; OR
          iii.   THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.
     SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

14. Absent the written designation of an agent to transact business on my behalf (power of attorney). I alone may make trading decisions in my account; however, unless I give specific instructions to the contrary, you may exercise discretion in the selection of the exchange or marketplace of the execution of dually traded options.

15. THIS AGREEMENT AND ITS ENFORCEMENT SHALL BE GOVERNED BY THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES, SHALL COVER INDIVIDUALLY AND COLLECTIVELY ALL ACCOUNTS WHICH THE UNDERSIGNED MAY OPEN OR REOPEN WITH YOU; OR WHICH MAY BE INTRODUCED TO YOU, INCLUDING YOUR SUBSIDIARIES AND AFFILIATES, THROUGH THE COURTESY OF THE AFOREMENTIONED INTRODUCING FIRM; SHALL INURE TO THE BENEFIT OF YOUR AFFILIATES AND YOUR SUCCESSORS, AND THOSE OF THE AFOREMENTIONED
     INTRODUCING FIRM, WHETHER BY MERGER, CONSOLIDATION OR OTHERWISE, AND ASSIGNS, AND THEIR RESPECTIVE EMPLOYEES AND AGENTS; YOU MAY TRANSFER ACCOUNTS OF THE UNDERSIGNED TO YOUR SUCCESSORS AND ASSIGNS AND THOSE OF THE AFOREMENTIONED INTRODUCING FIRM; AND THIS AGREEMENT SHALL BE BINDING UPON THE HEIRS, EXECUTORS, ADMINISTRATORS, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                        ALLOCATION DISCLOSURE STATEMENT

     Exercise assignment notices for option contracts are allocated among customer short positions pursuant to computerized procedures which randomly selects from all customers short option positions, including positions established on the day of assignment, those contracts which are subject to exercise. All short positions are liable for assignment at any time. A more detailed description of our random allocation procedure is available upon request.

     BY SIGNING THIS AGREEMENT, I/WE ACKNOWLEDGE (1) THAT, IN ACCORDANCE WITH PARAGRAPH 13, I/WE AGREE IN ADVANCE TO ARBITRATE ANY CONTROVERSIES WHICH MAY ARISE WITH MLPCC, OR BETWEEN US AND THE ORGANIZATION THAT HAS INTRODUCED MY/OUR ACCOUNT CARRIED BY YOU AND, (2) RECEIPT OF A COPY OF THIS AGREEMENT.



     /s/ STEVEN O'MALLEY       12/22/98
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     Customer's Signature      Date Signed     Second Signature      Date Signed
                                               (Required for Joint Account)




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              Registered Options Principal          (Date Signed)



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